FORM OF SECOND AMENDED AND RESTATED INDEMNITY AGREEMENT

This Second Amended and Restated Indemnity Agreement (this “Agreement”) dated June 30, 2006 among Southwestern Energy Company (the “Company”) and each of its wholly-owned Subsidiaries that are identified on the signature page hereof (collectively, the “Subsidiaries”), with offices located in Houston, Texas and Fayetteville, Arkansas, and ____________ (the “Indemnitee”).

WITNESSETH:

WHEREAS, Indemnitee is currently serving as a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or one or more of the Subsidiaries and in such capacity has performed and is performing valuable services for the Company and/or the Subsidiaries; and

WHEREAS, the Company's and each Subsidiary's bylaws (the “Bylaws”) provide for the indemnification of directors, officers, employees and agents (including fiduciaries) and the advancement of certain litigation expenses for directors, officers, employees and agents (including fiduciaries) to the maximum extent authorized by the Delaware General Corporation Law [and, to the extent applicable to a Subsidiary, the Arkansas Business Corporation Act of 1987, the Arkansas Small Business Entity Pass Through Act  and the Texas Limited Liability Company Act] (as amended from time to time and including any successor acts thereto, collectively, the “State Statutes”); and

WHEREAS, the State Statutes provide that the rights to indemnification and advancement of expenses authorized thereunder are not exclusive; and

WHEREAS, under the State Statutes, the Company and each Subsidiary has the power to purchase and maintain insurance on behalf of any person who (i) is or was a director, officer,

employee, trustee or agent (including a fiduciary) of the Company or such Subsidiary, or (ii) is or was serving, at the request of such corporation, as a director, officer, employee, trustee or agent (including a fiduciary) of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company or such Subsidiary would  have the power to indemnify him or her against such liability under the provisions of the State Statutes; and

WHEREAS, developments with respect to the terms and availability of a policy of Directors’ and Officers’ Liability Insurance (“D&O Insurance”) and with respect to the terms and enforcement of statutory and by-law provisions concerning indemnification and the advancement of expenses generally have raised questions concerning the adequacy and reliability of the protection that these provisions provide; and

WHEREAS, in order to resolve these questions and induce Indemnitee to continue to serve as an officer, director, employee, trustee or agent (including a fiduciary) of the Company and/or the Subsidiaries, the Company and each Subsidiary have determined that it is in the best interest of the Company and each Subsidiary and their stockholders to enter into this Agreement with Indemnitee;

NOW, THEREFORE, in consideration of the Indemnitee's continued service as a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or one or more of the Subsidiaries the parties hereto agree as follows:

1.

Indemnification and Payment of Expenses.  Subject to the limitations, terms and conditions of this Agreement, including, but not limited to the limitations in Section 4, the Company and each Subsidiary hereby agree to:

(a)

hold harmless and indemnify the Indemnitee against all liabilities and losses incurred in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including, but not limited to, any action by or in the right of the Company), to which the Indemnitee is, was or at any time becomes a party, is threatened to be made a party, or is involved (as a witness or otherwise), by reason of the fact that the Indemnitee is, was or at any time becomes a director, officer, employee, trustee or agent (including a fiduciary) of the Company or any Subsidiary or is or was serving at the request of the Company as a director, officer, employee, trustee or agent (including a fiduciary) of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity, or in any other capacity while serving as a director, officer, employee, trustee or agent; and

(b)

pay on behalf of the Indemnitee, and his or her executors, administrators, heirs or assigns, any amount which he or she is or becomes legally obligated to pay because of any claim or claims made against the Indemnitee because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which Indemnitee commits or suffers while acting in his or her capacity as a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or any of the Subsidiaries.  The payments which the Company and/or the Subsidiaries will be obligated to make hereunder shall include, inter alia, compensatory and punitive damages, judgments, fines, ERISA excise taxes, penalties, settlements and costs, costs of investigation, (excluding salaries as officers or employees of the Company and/or the Subsidiaries), attorneys’ fees, costs of appearance, attachment and similar bonds and other legal costs of actions, claims, proceedings, investigations and alternative dispute mechanisms, (including actions, claims, proceedings, investigations or alternative dispute mechanisms by or on behalf of the Company and/or any Subsidiary and appeals therefrom), whether civil, criminal, administrative, investigative or other.

2.

Additional Indemnification; Nonexclusivity.  (a)  The Company and each Subsidiary hereby agree to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s or such Subsidiary’s Certificate of Incorporation or Articles of Incorporation (as the case may be), Bylaws or other organizational documents (collectively, the “Organizational Documents”), or by statute.  In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation[, an Arkansas corporation, an Arkansas limited liability company or a Texas limited liability company] to indemnify its directors, officers, employees or agents (including fiduciaries), it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change.  In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation[, an Arkansas corporation, an Arkansas limited liability company or a Texas limited liability company] to indemnify its directors, officers, employees or agents (including fiduciaries), such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 4(d).

(b)

The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company’s or any Subsidiary’s Organizational Documents, any agreement, any vote of stockholders or disinterested directors, the State Statutes, or otherwise.  The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

3.

Notice of Claim; Subrogation; No Duplication of Payments.  (a)  If the Company has D&O Insurance in effect at the time the Company receives from Indemnitee any notice of commencement of an action, suit or proceeding, the Company shall give prompt notice of such commencement to the insurers in accordance with the procedures set forth in the policy.  The Company shall thereafter take all necessary and desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit or proceeding  in accordance with the terms of such policy.

(b)

In the event of any payment under this Agreement, the Company and/or each relevant Subsidiary, as the case may be, shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who hereby agrees to execute all documents required and to do everything that may be necessary to secure such subrogation rights, including the execution of such documents necessary or desirable to enable the Company and/or each relevant Subsidiary effectively to bring suit to enforce such rights.

(c)

The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) if and to the extent that Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise.

4.

Exceptions to Indemnification.  Notwithstanding the provision of Section 1 or any other provision of this Agreement, neither the Company nor any Subsidiary shall be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

(a)

in respect of remuneration paid to the Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or

(b)

for an accounting or profits made from the purchase or sale by the Indemnitee of securities of the Company or any Subsidiary pursuant to or within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal or state statutory law or common law; or

(c)

on account of the Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest, grossly negligent, or willful and wanton misconduct in the performance of his or her duties, which such conduct is material to the establishment of liability for which indemnification is sought pursuant to the terms of this Agreement; or

(d)

if a final decision by a court shall determine that such indemnification is not lawful or is against public policy.

5.

Continuation.  All agreements and obligations of the Company and/or its Subsidiaries required pursuant to the terms of this Agreement shall continue during the period the Indemnitee is a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or any Subsidiary (or is or was serving at the request of the Company and/or any Subsidiary as a director, officer, employee or agent (including a fiduciary) of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as the

Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, by reason of the fact that the Indemnitee was serving as a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or any Subsidiary or serving in any other capacity referred to in this Section.

6.

Notice and Defense.  Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceedings, the Indemnitee is hereby required, if a claim in respect thereof is to be made against the Company and/or any Subsidiary under this Agreement to notify the Company and each relevant Subsidiary of the commencement thereof; but the omission so to notify the Company and each relevant Subsidiary will not relieve the Company nor any relevant Subsidiary from any liability which they may have to the Indemnitee otherwise than under this Agreement except to the extent that such lack of prompt notification shall cause the Company and/or any relevant Subsidiary to be denied coverage under any insurance policy that may then be in effect.  With respect to any such action, suit or proceedings as to which the Indemnitee notifies the Company and or any Subsidiary of the commencement thereof:

(a)

the Company and/or each relevant Subsidiary will be entitled to participate therein at their own expense;

(b)

except as otherwise provided below to the extent that they may wish, the Company and/or any relevant Subsidiary jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee.  After notice from the Company and/or each relevant Subsidiary to the Indemnitee of its election to so assume the defense thereof, neither the Company nor any Subsidiary will be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below.  The Indemnitee shall have the right to employ separate counsel in such action, suit or proceedings but the fees and expenses of such counsel incurred after notice from the Company and/or each relevant Subsidiary of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized in writing by an executive officer of the Company and/or each relevant Subsidiary, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and/or any relevant Subsidiary and the Indemnitee in the conduct of the defense of such action, or (iii) the Company and/or any relevant Subsidiary shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company and/or each relevant Subsidiary.  Neither the Company nor any Subsidiary shall be entitled to assume the defense of any action, suit or proceedings brought by or on behalf of the Company and/or any Subsidiary or as to which the Indemnitee shall have made the conclusion provided for in (ii) above; and

(c)

neither the Company nor any Subsidiary shall be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement or compromise of any action or claim effected without the prior written consent of the Company and each relevant Subsidiary.  Neither the Company nor any Subsidiary shall settle any action or claim in any manner which would impose any penalty or limitation on the Indemnitee without the prior written consent of the Indemnitee.  Neither the Company, any Subsidiary, nor the Indemnitee will unreasonably withhold its consent to any proposed settlement.

7.

Expenses.  In the event that the Indemnitee employs his or her own counsel pursuant to Section 6(b)(i) through (iii) of this Agreement, the Company and/or each relevant Subsidiary shall advance to the Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceedings, whether civil, criminal, administrative, investigative or other, any and all reasonable expenses specifically documented (including legal fees and expenses) as being incurred in investigating or defending any such action, suit or proceedings within thirty (30) days after receiving copies of invoices presented to the Indemnitee for such expenses.

8.

Repayment of Expenses.  The Indemnitee agrees that the Indemnitee will promptly reimburse the Company and/or each relevant Subsidiary for all expenses advanced or paid by the Company and/or each relevant Subsidiary in defending any action, suit or proceedings, whether civil, criminal, administrative or investigative, against the Indemnitee in the event and only to the extent that it shall ultimately be determined by a final decision by a court having jurisdiction in the matter that the Indemnitee is not entitled to be indemnified by the Company and/or any relevant Subsidiary for such expenses under the provision of the State Statutes, the Organizational Documents, this Agreement, or otherwise, or that it is unlawful for the Indemnitee to be indemnified by the Company and/or any relevant Subsidiary for such expenses.  The Indemnitee shall be required to reimburse only those entities from which he or she is not entitled to indemnification under the judicial determination described above and only to the extent of such entities' contribution to expenses advanced or paid.  If the judicial determination requires reimbursement by the Indemnitee but provides no basis for allocation of the reimbursement among the relevant entities, such reimbursement shall be allocated on the basis of the ratio of the contribution made by each entity to which reimbursement is required to total contributions.

9.

Maintenance of Insurance.  (a)  The Company, on behalf of itself and the Subsidiaries, represents that it presently has in force and effect one or more policy or policies of D&O Insurance covering liabilities, which may include those which are not indemnifiable under the State Statutes, which may be asserted against or incurred by directors, officers, employees and agents (including fiduciaries) of the Company and its Subsidiaries in their performance of services, underwritten by reputable insurance companies and in such amounts as the Board of Directors of the Company deems appropriate (the “Insurance Policies”).  The Company agrees, that so long as the Indemnitee shall continue to serve as a director, officer, employee, trustee or agent (including a fiduciary) of the Company or any Subsidiary (or shall continue at the request of the Company to serve as a director, officer, employee, trustee or agent (including a fiduciary) of another corporation, partnership, joint venture, trust or other enterprise), the Company shall maintain the Insurance Policies.  In addition, following the Indemnitee’s cessation of such service (but in no event longer than four (4) years), the Company agrees that so long as the Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal or investigative, by reason of the fact that the Indemnitee was a director, officer, employee, trustee or agent (including a fiduciary) of the Company (or served in any of said other capacities), the Company shall purchase and maintain in effect for the benefit of the Indemnitee one or more valid, binding and enforceable policy or policies of D&O Insurance providing coverage in such amounts as is deemed appropriate by the Board of Directors.

(b)

The Company shall not be required to maintain said policy or policies of D&O Insurance in effect if, in the reasonable business judgment of the then directors of the Company (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage,

(ii) the coverage provided by such insurance is so limited by exclusions or otherwise that there is insufficient benefit from such insurance or (iii) said insurance is not otherwise reasonably available; provided, however, that in the event the then directors make such a judgment, the Company shall purchase and maintain in force a policy or policies of D&O Insurance in the amount and with such coverage as the then directors determine to be reasonably available.  In the event that the directors shall determine that a policy or policies of D&O Insurance are not reasonably available, the Company shall promptly notify Indemnitee of such determination.

(c)

To the extent the Company maintains D&O Insurance applicable to directors, officers, employees or agents (including fiduciaries), the Indemnitee shall be covered by such policies in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, officers, employees or agents (including fiduciaries).

10.

Change in Control.  (a)  The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnification and payment under this Agreement or any other agreement or under the Company’s Certificate of Incorporation or Bylaws or under State Statutes, Independent Legal Counsel shall be selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) to, among other things, render a written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be entitled to be indemnified.  The Company agrees to abide by such opinion, to pay the reasonable fees and expenses of the Independent Legal Counsel and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant thereto.

(b)

“Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 10(a) hereof, who shall not have otherwise performed services for the Company or the Indemnitee within the last three years (other than with respect to matters concerning the rights of the Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

(c)

“Change in Control” shall mean the occurrence of any of the following:

(i)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), an “Acquiring Person”) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and Company voting securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the outstanding Company common stock and Company voting securities, as the case may be, shall not constitute a Change in Control;

(ii)

consummation by the Company of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding Company common stock and Company voting securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the outstanding Company common stock and Company voting securities, as the case may be;

(iii)

any individual who is nominated by the Board for election to the Board on any date fails to be so elected as a direct or indirect result of any proxy fight or contested election for positions on the Board;

(iv)

a “change in control” of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act occurs; or

(v)(A)

a complete liquidation or dissolution of the Company or (B) a sale or other disposition of all or substantially all of the assets of the Exploration and Production business segment of the Company (or, in the case of directors, officers, employees or agents (including fiduciaries) of Arkansas Western Gas Company, the Utility business segment) other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and Company voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Company common stock and Company voting securities, as the case may be, immediately prior to such sale or disposition; which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and Company voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Company common stock and Company voting securities, as the case may be, immediately prior to such sale or disposition.

11.

Partial Indemnification.  If Indemnitee is entitled under the provisions of this Agreement to indemnification for some or a portion of the expenses incurred in connection with any claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expense to which Indemnitee is entitled.

12.

Construction of Certain Terms.  (a) The term “expenses” shall be broadly and reasonably construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements, appeal bonds, other out-of-pocket costs and reasonable compensation for time spent by Indemnitee for which Indemnitee is not otherwise compensated by the Company or any third party, provided that the rate of compensation and estimated time involved is approved by the Board of Directors, which approval shall not be unreasonably withheld), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the State Statutes or otherwise.

(b)

The term “action, suit or proceeding “ shall be broadly construed and shall include any alternative dispute mechanism and shall further include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed claim, action, suit, proceeding or alternative dispute mechanism, whether civil, criminal, administrative or investigative and whether formal or informal.

(c)

The terms “Company” and “Subsidiary” shall include, without limitation and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents (including fiduciaries), so that any person who is or was a director, officer, employee, trustee or agent (including a fiduciary) of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, trustee or agent (including a fiduciary) of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(d)

 The term “serving at the request of the Company” shall include, without limitation, any service as a director, officer, employee, trustee or agent (including a fiduciary) of the Company or any Subsidiary which imposes duties on, or involves services by, such director, officer, employee, trustee or agent (including a fiduciary) with respect to an employee benefit plan, its participants or beneficiaries.

(e)

The term “other enterprises” shall include, without limitation, employee benefit plans.

(f)

The term “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan.

13.

No Presumptions.  For purposes of this Agreement, to the fullest extent permitted by law, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

14.  Miscellaneous.  (a) The Company and each Subsidiary expressly confirms and agrees that it has entered into this Agreement and assumed the obligation imposed on the Company and each Subsidiary hereby in order to induce the Indemnitee to continue as a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or the Subsidiaries, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity.  In the event the Indemnitee is required to bring any action to enforce rights or collect monies due under this Agreement and is successful in such action, the Company and/or each relevant Subsidiary shall reimburse the Indemnitee for all of the Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

(b)

Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability or any other provisions hereof.

(c)

This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

(d)

This Agreement shall be binding upon the Indemnitee and upon the Company and each Subsidiary, their successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially of the business and/or assets of the Company or such Subsidiary, as the case may be, and shall inure to the benefit of the Indemnitee, his or her heirs, personal representatives and assigns and to the benefit of the Company, each Subsidiary, and their successors and assigns.

(e)

No amendment, modification, alteration, change, termination or cancellation of this Agreement shall be effective unless in writing signed by the parties hereto.

(f)

Unless otherwise provided herein, all notice or other communication allowed or required under this Agreement must be in writing.  All such notices shall be deemed given and received when delivered personally by hand, or placed in the United States mail, addressed to the other party, by first class mail or certified mail, postage prepaid, at the addresses indicated following the signatures of the parties hereto or such other addresses as may be specified in writing.

(g)

This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.  The provisions of this Agreement shall be applicable to matters arising prior to the date hereof.

In Witness Whereof, the parties hereto have executed this Agreement on and as of the day and year first above written.

Notice Address for Company

SOUTHWESTERN ENERGY COMPANY

2350 N. Sam Houston Pkwy., E.,

Suite 300

Houston, Texas 77032

By:

ATTENTION:  Secretary

President and Chief Executive Officer

Notice Address for Subsidiaries

SOUTHWESTERN ENERGY PRODUCTION

2350 N. Sam Houston Pkwy., E.,

   COMPANY

Suite 300

Houston, Texas  77032

By:

ATTENTION:  Secretary

President

SEECO, INC.

By:

President

DIAMOND “M” PRODUCTION COMPANY

By:

President

DESOTO DRILLING, INC.

By:

Senior Vice President

SOUTHWESTERN MIDSTREAM SERVICES

   COMPANY

By:

President

SOUTHWESTERN ENERGY SERVICES

   COMPANY

By:

President

DESOTO GATHERING COMPANY, L.L.C.

By:

President

ANGELINA GATHERING COMPANY, L.L.C.

By:

President

Notice Address for Subsidiaries

ARKANSAS WESTERN GAS COMPANY

1083 Sain Street

Fayetteville, Arkansas  72703

ATTENTION:  Secretary

By:

President

A W REALTY COMPANY

By:

President and Chief Executive Officer

Notice Address for Indemnitee:

2350 N. Sam Houston Pkwy. E.

, Indemnitee

Suite 300

Houston, Texas 77032